Exhibit 10.1


                     PATENT ASSIGNMENT AND LICENSE AGREEMENT
                     ---------------------------------------

     THIS PATENT ASSIGNMENT AND LICENSE AGREEMENT ("Agreement") is entered into and effective this ________ day of ________________, 2002, by and between PLS Liquidating LLC, a Delaware limited liability company, having a place of business at 1 Argonaut, Suite 201, Aliso Viejo, California 92656 ("PLS") and SurgiLight, Inc., a Delaware corporation, having a place of business at ____________________________________________ ("SurgiLight").

                                    RECITALS
                                    --------

     A. Premier Laser Systems, Inc. ("Premier") and SurgiLight have entered into a Patent Assignment and License Agreement dated September ___, 2000 ("Existing Agreement"), in which Premier assigned certain patents (the "Previously Assigned Patents") to SurgiLight and also granted to SurgiLight an exclusive license under certain patents (the "Previously Licensed Patents") to make, have made, use, offer for sale, sell and import ophthalmic products or ophthalmic services solely for ophthalmic applications of Erbium lasers.

     B. Premier and SurgiLight have entered into a Purchase and Sale Agreement (defined below) to which the Existing Agreement is an exhibit, and a Pledge and Security Agreement (defined below), regarding the Previously Assigned Patents (defined below) and the Previously Licensed Patents (defined below).

     C. Effective as of October 9, 2001, Premier has assigned its patents, patent applications, and the Existing Agreement, to PLS.

     D. PLS and SurgiLight desire to enter into an agreement, which will supersede the Existing Agreement, in which PLS will grant to SurgiLight a limited, worldwide, exclusive license under the Previously Licensed Patents to make, have made, use, offer for sale, sell, and import products or services solely in SurgiLight's Field of Use (as defined below).

     E. PLS and SurgiLight have entered into a new agreement pursuant to that certain Letter Agreement attached hereto as Exhibit D (the "Letter Agreement"), in which (i) SurgiLight desires to obtain an assignment of the New Assigned Patent (defined below), subject to an exclusive, worldwide, transferable, royalty-free license back to PLS for use outside SurgiLight's Field of Use (defined below), and (ii) SurgiLight desires PLS to grant to SurgiLight a limited, worldwide, exclusive license under the New Licensed Patents (defined below) to make, have made, use, offer for sale, sell, and import products or services solely in SurgiLight's Field of Use.

     NOW, THEREFORE, in consideration of the premises, mutual promises and covenants contained herein, the parties agree as follows:

1.   DEFINITIONS
     -----------

     For purposes of this Agreement, the following terms shall have the meanings set forth below:

     1.1 "Previously Licensed Patents" shall mean certain of the patents and patent applications listed in Exhibit A of this Agreement and which correspond to the patents and patent applications listed in Exhibit C to the Purchase and Sale Agreement.

     1.2 "Previously Assigned Patents" shall mean certain of the patents and patent applications listed in Exhibit B of the Purchase and Sale Agreement.

     1.3 "New Licensed Patents" shall mean certain of the patents and patent applications listed in Exhibit A of this Agreement which are not Previously Licensed Patents

     1.4 "New Assigned Patent" shall mean that certain patent listed in Exhibit B of this Agreement.

     1.5 "Licensed Patents" shall mean the New Licensed Patents together with the Previously Licensed Patents.

     1.6 "Assigned Patents" shall mean the New Assigned Patent together with the Previously Assigned Patents.

     1.7 "Purchase and Sale Agreement" shall mean that certain agreement between SurgiLight and Premier dated September ___, 2000, attached hereto as Exhibit E, entitled "Purchase and Sale Agreement."

     1.8 "Purchase Note" shall mean the Purchase Note referenced in the Purchase and Sale Agreement.

     1.9 "Pledge and Security Agreement" shall mean that certain agreement between SurgiLight and Premier dated ___________, 2000, attached hereto as Exhibit F, referenced in the Purchase and Sale Agreement and entitled "Pledge and Security Agreement."

     1.10 "SurgiLight's Field of Use" shall mean solely ophthalmic applications of lasers.

     1.11 "New Owner" shall mean an entity that receives title to one or more of the Licensed Patents by virtue of an assignment from PLS.

2.   PREVIOUS AGREEMENTS
     -------------------

     2.1 This Agreement supersedes and cancels the Existing Agreement.

     2.2 The Pledge and Security Agreement is hereby amended to include the Licensed Patents and the Assigned Patents as part of the definition of "Patents" under such agreement.

     2.3 The Purchase and Sale Agreement, Pledge and Security Agreement, and Purchase Note shall each remain in full force and effect.

3.   GRANT OF RIGHTS
     ---------------

     3.1 Subject to the license set forth in Section 3.2 of this Agreement, PLS hereby assigns its entire right, title and interest in the Assigned Patents to SurgiLight. PLS agrees to execute a Patent Assignment substantially in the form of the document attached as Exhibit C.

     3.2 SurgiLight hereby grants to PLS an exclusive, worldwide, transferable, royalty-free license under the New Assigned Patent to make, have made, use, import, offer for sale and sell any and all products and to practice any and all methods, in all fields of use outside SurgiLight's Field of Use.

     3.3 PLS hereby grants to SurgiLight a limited, worldwide, exclusive license under the Licensed Patents to make, have made, use, offer for sale, sell and import products and methods solely in SurgiLight's Field of Use.

     3.4 SurgiLight shall have the right to sublicense any of the rights provided to it by the terms of this Agreement.

     3.5 PLS shall have the right to sublicense any of the rights provided to it by the terms of this Agreement.

4.   OWNERSHIP
     ---------

     4.1 SurgiLight acknowledges that PLS is the sole owner of the Licensed Patents, and SurgiLight agrees that it does not obtain any interest in the Licensed Patents except for the rights granted herein. SurgiLight agrees not to take any action challenging or opposing, on any grounds whatsoever, the ownership by PLS of the Licensed Patents, or PLS's intellectual property rights therein. Furthermore, SurgiLight agrees not to contest the validity or enforceability, or assist to request any third party to contest the validity or enforceability of any of the Licensed Patents, to the extent and in jurisdictions where permitted by law, in any judicial, governmental, or quasi-governmental suit or proceeding; and not to request reexamination, or assist or request any third party to request reexamination of any of the Licensed Patents, to the extent and in jurisdictions where permitted by law.

5.   TERM AND TERMINATION
     --------------------

     5.1 Term. Unless sooner canceled or terminated as provided herein, the licenses granted herein shall terminate on the expiration date of the last expiring of the Assigned Patents and Licensed Patents.

     5.2 Termination.

          5.2.1 This Agreement shall automatically and immediately terminate upon SurgiLight's breach of any provision of the Purchase and Sale Agreement, the Purchase Note, the Pledge and Security Agreement or the Letter Agreement.

          5.2.2 If any breach or default in respect of any of the terms of this Agreement by either of the parties hereto shall occur, the other of said parties shall have the right to provide written notice specifying in detail the nature of the breach or default and if said alleged breach or default has, in fact, occurred and is not cured within sixty (60) days from the date of mailing of the written notice, the other of said parties shall have the right to terminate this Agreement upon giving an additional fifteen
     (15) days notice to the defaulting party of its intent to terminate, and this Agreement shall terminate at the end of such notice.

          5.2.3 For purposes of this Agreement, an event of default shall occur if (i) SurgiLight or PLS fails to perform any of their respective obligations hereunder; or (ii) SurgiLight becomes insolvent, or in financial difficulty, of the business of SurgiLight is placed in the hands of a receiver or trustee, or an assignment is made for the benefit of creditors of SurgiLight, if permitted by law.

          5.2.4 Upon any termination of this Agreement, the assignment granted under Section 3.1 and the license granted under Section 3.3 shall be revoked and SurgiLight shall make no further use of any of the Assigned Patents or Licensed Patents.

          5.2.5 Certain provisions of this Agreement necessary to carry out the intent of the parties, including, without limitation, Sections 4, 8, 9, 10, 11, 12, and 13 shall survive the expiration of this Agreement.

6.   PATENT MARKING
     --------------

     6.1 SurgiLight shall mark each product that is made, used, sold or imported pursuant to the provisions herein with a patent notice in compliance with the applicable statutory requirements.

7.   PROSECUTION AND MAINTENANCE
     ---------------------------

     7.1 SurgiLight, in its sole discretion and at its own expense, shall control the entire patent process relating to the Assigned Patents, including without limitation, the maintenance, reexamination, reissue, and extension of patents; provided, however, that if SurgiLight decides not to maintain the Assigned Patents, it shall notify PLS in writing sixty (60) days prior to the expiration of the Assigned Patents, and if requested by PLS, SurgiLight shall assign such patent to PLS (or to PLS's designee), and take any action to prevent the expiration thereof at PLS's expense.

     7.2 PLS, in its sole discretion and at its own expense, shall have the right to control the entire patent process relating to the Licensed Patents, including without limitation, prosecution of patent applications and maintenance, reexamination, reissue, and extension of patents.

8.   ENFORCEMENT
     -----------

     8.1 SurgiLight shall have the right, but not the obligation, to take any action or file a lawsuit, at its own expense, to enforce the New Assigned Patent and the Licensed Patents in SurgiLight's Field of Use.

     8.2 PLS shall have the right, but not the obligation, to take any action or to file a lawsuit, at its own expense, to enforce or defend the New Assigned Patent and the Licensed Patents outside SurgiLight's Field of Use.

     8.3 Each party agrees to cooperate with and assist the other party, at the other party's expense, in enforcing, protecting, and defending the Assigned Patents and Licensed Patents, to the extent reasonably necessary, including but not limited to, being joined as a necessary or desirable party to any legal proceedings.

9.   NO WARRANTIES
     -------------

     9.1 Nothing in this Agreement shall be construed as a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents of third parties.

10.  INDEMNIFICATION
     ---------------

     10.1 SurgiLight hereby agrees to indemnify, defend, and hold PLS harmless from and against any and all claims, liability, loss, costs, damage or expense (including attorneys' fees and costs) arising from or in any matter connected with: (i) the infringement or alleged infringement of any third party rights resulting from the manufacture or sale of SurgiLight's products or services; or
(ii) the operation of SurgiLight's business as it relates to this Agreement.

11.  ASSIGNMENT
     ----------

     11.1 The Licensed Patents, this Agreement, any portion hereof, or any right granted hereunder, may be freely assigned or transferred in whole or in part by PLS. The Assigned Patents, this Agreement, any portion hereof, or any right granted hereunder, may not be assigned or transferred by SurgiLight.

     11.2 If PLS assigns any or all of the Licensed Patents to one or more New Owners, PLS may, at PLS's option, require the New Owner of each Licensed Patent to assume any and all obligations owed by PLS to SurgiLight in connection with such Licensed Patents, in which event PLS shall thereafter be discharged from and relieved of such obligations to SurgiLight.

     11.3 If PLS assigns any or all of the Licensed Patents to one or more New Owners, any or all rights granted to PLS by SurgiLight in connection with such Licensed Patents, may, at PLS's option, be assigned to New Owner(s).

     11.4 Any and all rights and obligations of New Owner(s) with respect to each of the Licensed Patents may be further assigned with the ownership of each Licensed Patent, and New Owner(s) shall thereafter be discharged from and relieved of such obligations.

     11.5 PLS agrees to notify SurgiLight of its sale, assignment or transfer of ownership of any Licensed Patent(s) to New Owner(s), and if New Owner(s) agree to assume any of PLS's obligations to SurgiLight, PLS shall provide to SurgiLight a redacted copy of such sale, assignment or transfer agreement.

12.  NOTICES
     -------

     12.1 Any notice, request, demand, or other communication required or permitted to be given under this Agreement shall be in writing and addressed to its addressee at the address set forth above, or such address as a party may specify from time to time.

     12.2 Such notice, request, demand, or other communication shall be deemed to have been duly given (1) at the time of delivery when hand delivered to the other party; or (2) at the time of confirmed transmission when sent by telex or facsimile at the address and number set forth below, provided that a confirmation copy is sent by airmail or registered or certified mail within twenty-four (24) hours after the fax transmission (any notice given by telex or facsimile shall be deemed received on the next business day if such notice is received after 5:00 p.m. (recipient's time) or on a non-business day); or (3) at the time of delivery, or of attempted delivery in the event that delivery cannot be completed due to no fault of the sender, when sent by registered or certified mail or by overnight courier service.

13.  GENERAL PROVISIONS
     ------------------

     13.1 The parties hereby agree that no agency, joint venture or partnership is created thereby, and that neither party shall incur obligations in the name of the other party without said other party's prior written consent.

     13.2 This Agreement shall be governed and construed in accordance with the laws of the State of California, and the parties agree that it is executed and delivered in that State. In the event that any legal action becomes necessary to enforce or interpret the terms of this Agreement, the parties agree that such action shall be brought in the United States District Court for the Central District of California, or in the State Court for the County of Orange, California, and the parties hereby submit to the jurisdiction of said Courts. In the event that any legal action becomes necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled, in addition to its court costs or arbitration fees, to such reasonable attorneys' fees, expert witness fees, and other litigation expenses as shall be fixed by a court of competent jurisdiction.

     13.3 If any provision of this Agreement should be held to be void or unenforceable, in whole or in part, the court or tribunal so holding shall reform the provision to make it enforceable while maintaining the spirit and goal of the provision, and if the court or tribunal finds it cannot so reform that provision, such provision or part thereof shall be treated as severable, leaving valid the remainder of this Agreement.

     13.4 This Agreement, together with the Purchase and Sale Agreement, the Purchase Note, the Pledge and Security Agreement and the Letter Agreement, constitutes the entire understanding and agreement of the parties as to the subject matter herein, and there are no representations, warranties, promises, or undertakings other than those contained herein. No course of conduct or dealing between the parties shall act as a modification or waiver of any provision of this Agreement, and no waiver or modification of any of the terms or provisions of this Agreement shall be valid, unless contained in a single written document signed by both parties.

     13.5 No failure or delay on the part of either party hereto in insisting upon or enforcing or resorting to any of its powers, rights, remedies, or options hereunder, and no partial or single exercise thereof, shall constitute a waiver of any such powers, rights, remedies or options, unless such waiver be in writing, signed by the party to be charged.

     13.6 This Agreement shall be binding upon the parties hereto and their respective subsidiaries, affiliates, heirs, legal representatives, successors and permitted assigns.

     13.7 The terms of this Agreement have been negotiated by the parties hereto and the language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent. This Agreement shall be construed without regard to any presumption or rule requiring construction against the party causing such instrument or any portion thereof to be drafted, or in favor of the party receiving a particular benefit under the agreement. No rule of construction will be applied against any party.

     13.8 The headings in this Agreement are intended for convenience only, and shall not be used to interpret the meaning of this Agreement or to determine the rights of the parties.

     13.9 Each party shall perform any further acts and sign and deliver any further documents that are reasonably necessary to give full effect to the provisions of this Agreement.

                         [Signatures begin on next page]

     IN WITNESS WHEREOF, the parties have caused this instrument to be executed, effective as of the day and year first above written.


                                            PREMIER LASER SYSTEMS, INC.
                                            ("Premier")



Dated:                                      By:  /s/
      -------------                            --------------------------------

                                            Name:
                                                 ------------------------------

                                            Title:
                                                  -----------------------------


                                            PLS LIQUIDATING LLC
                                            ("PLS")



Dated:                                      By:  /s/
      -------------                            --------------------------------

                                            Name:
                                                 ------------------------------

                                            Title:
                                                  -----------------------------


                                            SURGILIGHT, INC.
                                            ("SurgiLight")



Dated:                                      By:  /s/
      -------------                            --------------------------------

                                            Name:
                                                 ------------------------------

                                            Title:
                                                  -----------------------------



                                                              EXHIBIT A
                                                              ---------

                                                          LICENSED PATENTS


--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------
Case Number           Title of Invention                         Country       Appl. No.      Filing     Patent No.    Issue Date
                                                                                              Date
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------
PREMLS.001FW1*        MEDICAL LASER INTERCONNECT SYSTEM          USA           07/568,549     8/16/90    5,116,329     5/26/92
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.001VCA*                            "                      CANADA        2,000,916      10/18/89   2,000,916     1/17/95
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.001VEP*                            "                      EUROPE        89310520.5     10/13/89   0365228       12/14/94
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.001VJP*                            "                      JAPAN         282,818/89     10/30/89   3,084,029     6/30/00
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.002FW1*        FIBER OPTIC APPARATUS FOR USE WITH         USA           07/803,919     12/6/91    5,207,673     5/4/93
                      MEDICAL LASERS
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.002VAU*                            "                      AUSTRALIA     56,921/90      6/7/90     613,560       12/11/91
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.002VCA*                            "                      CANADA        2,018,450      6/7/90     2,018,450     5/9/95
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.009DV1*        LASER SURGICAL PROBE                       USA           08/841,865     5/5/97
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.009FW4*        TRANSPARENT LASER SURGICAL PROBE           USA           08/419,511     4/7/95     5,688,261     11/18/97
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.009QCA*                            "                      CANADA        2,107,687      4/3/92
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.009QEP*                            "                      EUROPE        92910340.6     4/3/92     0578756       8/30/000
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.011DV1*        CONTACT TIP FOR LASER SURGERY              USA           08/455,061     5/31/95    6,110,167     8/29/00
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.011FW4*                            "                      USA           08/457,992     6/1/95     5,707,368     1/13/98
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.018DV1*        MULTIWAVELENGTH MEDICAL LASER METHOD       USA           07/917,589     7/17/92    5,304,167     4/19/94
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.018FW2         MULTIWAVELENGTH MEDICAL LASER SYSTEM       USA           07/754,327     9/4/91     5,139,494     8/18/92
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------


     *previously licensed to SurgiLight for Erbium Ophthalmic field of use

                                                                - A1 -



--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------
Case Number           Title of Invention                         Country       Appl. No.      Filing     Patent No.    Issue Date
                                                                                              Date
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------
PREMLS.018VAU                             "                      AUSTRALIA     44,520/89      11/9/89    626,339       2/1/93
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.018VCA                             "                      CANADA        2,002,453      11/8/89    2,002,453     1/17/95
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.018FW4         METHOD OF LASER SURGERY USING MULTIPLE     USA           08/422,648     4/14/95    5,540,676     7/30/96
                      WAVELENGTHS
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.050A*          HIGH REPETITION RATE MID-INFRARED LASER    USA           08/240,255     5/10/94    5,422,899     6/6/95
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.050VAU*                            "                      AUSTRALIA     17,964/95      5/9/95     688,593       5/7/98
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.050VCA*                            "                      CANADA        2,148,395      5/2/95
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.050VEP*                            "                      EUROPE        95302891.7     4/28/95    0682389       9/2/98
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.050VKR*                            "                      KOREA         11,234/1995    5/9/95
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.050VIL*        HIGH PULSE REPETITION AND ITS USE          ISRAEL        113,501        4/26/95    113,501       5/19/97
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.050VJP*        PULSED, OPTICALLY PUMPED LASER AND         JAPAN         110,517/1995   5/9/95
                      SURGICAL METHOD USING THE SAME
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.050DV2*                            "                      USA           08/931,600     9/17/97    6,122,300     9/19/00
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.081A*          SINGLE DOMINANT SPIKE OUTPUT ERBIUM LASER  USA           09/360,588     7/26/99
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.081VPC*                            "                      WO            PCTUS00/20241  7/26/00
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.112A           OPTICAL SOURCE AND METHOD                  USA           09/303,697     5/3/99
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.112VAU                             "                      AUSTRALIA     46981/00       5/3/00
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.112VCA                             "                      CANADA                       5/3/00
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.112VEP                             "                      EUROPE        00928801.0     5/3/00
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------

PREMLS.112VJP                             "                      JAPAN                        5/3/00
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------


     *previously licensed to SurgiLight for Erbium Ophthalmic field of use

                                                                - A2 -



                                                              EXHIBIT B
                                                              ---------

                                                         NEW ASSIGNED PATENT


--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------
Case Number           Title of Invention                         Country       Appl. No.      Filing     Patent No.    Issue Date
                                                                                              Date
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------
PREMLS.055FW3         LASER SURGICAL METHOD USING TRANSPARENT    USA           08/391,612     2/21/95    5,722,970     3/3/98
                      PROBE
--------------------- ------------------------------------------ ------------- -------------- ---------- ------------- -------------


                                                               - B1 -

                                    EXHIBIT C
                                    ---------

                                PATENT ASSIGNMENT
                                -----------------

     WHEREAS, PLS Liquidating LLC, a Delaware limited liability company having offices at 1 Argonaut, Suite 201, Aliso Viejo, California 92656 (hereinafter "ASSIGNOR"), is the owner of the entire right, title, and interest to the following United States issued patent (hereinafter "the Patent"):

         Patent No.         Issue Date           Title
         ----------         ----------           -----

         5,722,970          March 3, 1998        LASER SURGICAL METHOD USING
                                                 TRANSPARENT PROBE

     WHEREAS, SurgiLight, a Delaware corporation having offices at ________________________________ (hereinafter "ASSIGNEE") desires to purchase the entire right, title, and interest in and to the Patent;

     NOW, THEREFORE, in consideration of One Dollar ($1.00) to ASSIGNOR, and other good and valuable consideration, the receipt of which is hereby acknowledged, ASSIGNOR hereby further acknowledges that it has sold, assigned, and transferred, and by these presents does hereby sell, assign, and transfer, unto ASSIGNEE, its successors, legal representatives, and assigns, the entire right, title, and interest throughout the world in, to, and under the said Patent and all reissues, reexaminations, renewals, and extensions thereof, and all rights of priority under International Conventions.

     ASSIGNOR does hereby sell, assign, transfer, and convey to ASSIGNEE, its successors, legal representatives, and assigns all claims for damages and all remedies arising out of any violation of the rights assigned hereby that may have accrued prior to the date of assignment to ASSIGNEE, or may accrue hereafter, including, but not limited to, the right to sue for, collect, and retain damages for past infringements of the said Patent.

     IN TESTIMONY WHEREOF, I hereunto set my hand and seal this _____ day of ______________, 20__.


                                            PLS LIQUIDATING LLC

                                            By:  /s/
                                               --------------------------------

                                            Name Printed:
                                                         ----------------------

                                            Title:
                                                  -----------------------------


STATE OF CALIFORNIA
                       ss.
COUNTY OF

     On ________________, before the undersigned, personally appeared ______________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity(ies), and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.

[SEAL]
                                            -----------------------------------
                                                     Notary Signature


                                     - C1 -